April 13, 2015

TOUCHSTONE STRATEGIC TRUST

Touchstone Large Cap Growth Fund

Supplement to the Prospectus and Statement of Additional Information Dated July 30, 2014

Waiver of Certain Sales Charges

As previously communicated, the Board of Trustees (the “Board”) of Touchstone Strategic Trust approved a change in the sub-advisor to Touchstone Large Cap Growth Fund (the “Fund”).  In addition, the Board approved certain changes to the Fund’s name and investment policy.  Previous prospectus supplements filed February 20, 2015 and March 31, 2015 and an Information Statement filed on March 5, 2015 provide more information on the Fund’s new strategy, which will be implemented by Rockefeller & Co., the Fund’s new sub-advisor.

Contingent Deferred Sales Charges (“CDSCs”).  Shareholders of the Fund who purchased Class A shares and/or Class C shares on or prior to trade date February 20, 2015 are eligible to receive a waiver or reimbursement of any CDSCs imposed on redemption of those shares that occurred from trade date February 20, 2015 through trade date May 1, 2015.  Beginning on May 4, 2015, the CDSCs imposed on the redemption of Class A shares and Class C shares will be the same as disclosed in the Fund’s Prospectus and Statement of Additional Information (the “SAI”), each dated July 30, 2014, under the heading “Choosing a Class of Shares.”

If you are eligible to receive a waiver or reimbursement of CDSCs, please contact your financial advisor or Touchstone Investments at 800.543.0407.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-TEQAX-S4-1504